April 14, 2009

Advantage Funds, Inc.
– Dreyfus Technology Growth Fund

Supplement to Prospectus
dated January 1, 2009
As Revised January 7, 2009

The following information supersedes and replaces the information contained in the second paragraph of the section in the fund's Prospectus entitled "Goal and Approach":

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund's investments may currently be experiencing losses. The fund's investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

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